Otter Creek Long/Short Opportunity Fund

Institutional Class – Ticker: OTTRX
Investor Class – Ticker: OTCRX

Supplement dated August 19, 2019 to the
Statutory Prospectus
dated February 28, 2019

Effective August 19, 2019, Roger Keith Long has been added to the Otter Creek Long/Short Opportunity Fund investment team as a Portfolio Manager and Principal. Mr. Long founded Otter Creek Management in 1991 and Co-founded Otter Creek Advisors in 2014.

Accordingly, the following changes are made to the statutory prospectus, effective immediately.

The following table replaces the Portfolio Manager table on page 7 of the prospectus:

Portfolio Managers
Name	Title	Managed the Fund Since
Keith Long	Principal	August 2019
Michael J. Winter, CFA	Principal	Inception (2013)
Tyler C. Walling	Principal	Inception (2013)

The following paragraph is added to the Portfolio Managers information on page 15 of the Prospectus.

Roger Keith Long. Mr. Long founded Otter Creek Management in 1991 and Co-founded Otter Creek Advisors in 2014. From inception until February 2017 Mr. Long was a portfolio manager for the Otter Creek Long/Short Opportunity Fund. After a few years of being an informal advisor to the Fund, in August of 2019 Mr. Long returned back to his former role as portfolio manager for Otter Creek Advisors. Mr. Long is currently President of Otter Creek Management and was the sole portfolio manager for its two hedge funds until they liquidated their assets in December of 2016. From 1973 to 1979, Mr. Long was employed as a portfolio manager at Lionel D. Edit & Co., Chicago, Illinois. In 1979, Mr. Long joined Delphi Capital Management in Chicago, where he served as a portfolio manager and investment analyst. He joined Kidder Peabody & Co.'s Chicago office in 1981 as a fixed income analyst specializing in arbitrage trading. In 1983, Mr. Long joined Morgan Stanley & Co. in New York, as a fixed income analyst and arbitrage trader. He was promoted to Vice President in 1985 and Principal in 1987. In 1991, Mr. Long left Morgan Stanley to start Otter Creek Management. Mr. Long received a B.S. degree and an M.B.A. degree, both in Finance, from Indiana University. he served in the U.S. Army from 1970 to 1971 as an artillery officer and was honorably discharged with the rank of First Lieutenant.

Please retain this Supplement with the Prospectus.

Otter Creek Long/Short Opportunity Fund

Institutional Class – Ticker: OTTRX
Investor Class – Ticker: OTCRX

Supplement dated August 19, 2019 to the
Statement of Additional Information (“SAI”)
dated February 28, 2019

The following changes are effective August 19, 2019:

Roger Keith Long has been added to the Otter Creek Long/Short Opportunity Fund investment team as a Portfolio Manager and Principal effective August 19, 2019.

The following information has been added to the section entitled “Portfolio Managers” on page 36 and the table presented on pages 36 and 37 of the SAI:

Portfolio Managers

Messrs.  Roger Keith Long, Michael J. Winter and Tyler C. Walling (collectively the “Portfolio Managers”), serve as the Portfolio Managers for the Fund, each of whom are jointly and primarily responsible for the day-to-day management of the Fund.

The following provides information regarding other accounts managed by Mr. Long as of June 30, 2019:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is based on Performance
Registered Investment Companies	0	0	None	N/A
Other Pooled Investment Vehicles	0	0	None	N/A
Other Accounts	0	0	None	N/A

The following table replaces the information on page 37 of the SAI:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Keith Long	Over $1,000,000
Tyler C. Walling	$500,001 - $1,000,000
Michael J. Winter	$500,001 - $1,000,000

Please retain this Supplement with the SAI.